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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: October 8, 2002
              (Date of earliest event reported: September 25, 2002)


                              VERIDIAN CORPORATION
             (Exact name of registrant as specified in its charter)



               Delaware                                001-31342                             54-1387657
    (State or Other Jurisdiction of             (Commission File Number)         (I.R.S. Employer Identification
            Incorporation)                                                                      No.)



     1200 South Hayes Street, Suite 1100, Arlington, Virginia                              22202-5005
                      (Address of Principal Executive Offices)                             (Zip Code)


       Registrant's telephone number, including area code: (703) 575-3100

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ITEM 5. OTHER EVENTS.

        On October 7, 2002, Veridian Corporation, a Delaware corporation ("Veridian"), announced that Charles J. Simmons has been named as the new vice chairman of the board of directors. A copy of our press release is attached as
Exhibit 99.1 and is incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.


        (c)     Exhibits

                99.1 Press Release dated October 7, 2002, announcing that Charles J. Simmons has been named as the new vice chairman of the board of directors.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             VERIDIAN CORPORATION



                             By:    /s/ JERALD S. HOWE, JR.
                                ----------------------------------------------
                             Name:  Jerald S. Howe, Jr.
                                  ------------------------------------------
                             Title:  Senior Vice President and General Counsel
                                   -------------------------------------------

Date:  October 8, 2002